UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2025

UNITY BIOTECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38470	26-4726035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

124 Washington Street, Suite 101

Foxborough, Massachusetts 02035

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (508) 543-1720

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UNBX	*

*

As reported in the registrant’s Current Report on Form 8-K filed on June 30, 2025, the registrant’s common stock was suspended from trading on The Nasdaq Stock Market LLC (“Nasdaq”) on July 9, 2025. On August 6, 2025, Nasdaq filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to delist the shares of common stock, $0.0001 par value per share, of the registrant. The delisting became effective on August 16, 2025. The deregistration of the shares of common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be effective 90 days, or such shorter period as the SEC may determine, after the filing date of the Form 25. The registrant’s common stock currently trades on the OTC Pink Limited Market maintained by the OTC Markets Group, Inc. under the symbol “UNBX.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 18, 2025, Unity Biotechnology, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). As of the close of business on July 25, 2025, the record date for the Special Meeting (the “Record Date”), there were 17,212,172 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and one share of Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”) outstanding. On each matter voted upon at the Special Meeting, holders of shares of Common Stock had one vote for each share owned as of the Record Date. The record holder of the outstanding share of Series A Preferred Stock had 600,000,000 votes per share and had the right to vote only on the Dissolution Proposal (as defined below) and was obligated to cast such votes in the same proportion as the votes of shares of Common Stock were cast for or against the Dissolution Proposal, with abstentions having the same effect as votes “against” the Dissolution Proposal.

The presence, in person or by proxy, of the holders of one-third in voting power of the shares of Common Stock and Series A Preferred Stock issued and outstanding on the Record Date and entitled to vote was required for a quorum for the transaction of business at the Special Meeting. Together, the shares present at the Special Meeting, in person or by proxy, represented 600,944,604 votes, or 97.36% of the outstanding voting power of the shares of Common Stock and Series A Preferred Stock issued and outstanding on the Record Date and entitled to vote at the Special Meeting, which constituted a quorum for the transaction of business.

The following are the voting results for the proposals considered and voted upon at the Special Meeting, all of which were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 11, 2025 (the “Proxy Statement”).

(1)

The approval of the liquidation and dissolution of the Company (the “Dissolution”) and the Plan of Complete Liquidation and Dissolution (the “Plan of Dissolution”), authorizing the Company’s Board of Directors (the “Board”) to liquidate and dissolve the Company in accordance with the Plan of Dissolution (“Dissolution Proposal”).

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
450,228,768	150,685,568	30,268	0

(2)

The approval of one or more adjournments of the Special Meeting, from time to time, to a later date or dates, even if a quorum is present, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the Dissolution Proposal (the “Adjournment Proposal”).

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
744,698	166,100	33,806	0

Based on the foregoing votes, the Company’s stockholders have approved the Dissolution Proposal and the Adjournment Proposal, and the Board has been granted the authority and discretion to proceed with the Dissolution. Although the Adjournment Proposal was approved, adjournment of the Special Meeting was not necessary because the Company’s stockholders approved the Dissolution Proposal.

As described in the Proxy Statement, the timing of filing a Certificate of Dissolution and the decision of whether or not to proceed with the Dissolution will be made by the Board in its sole discretion and in its own timing and, if the Board determines that the Dissolution is not in the Company’s best interest or the best interest of its stockholders, the Board may, in its sole discretion, abandon the Dissolution or may amend or modify the Plan of Dissolution to the extent permitted by Delaware law without the necessity of further stockholder approval, pursuant to the Plan of Dissolution.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. All statements other than statements of historical fact are statements that could be deemed forward-looking statements.

The Company advises caution in reliance on forward-looking statements. Forward-looking statements include, without limitation, the timing and progress of the Company’s planned wind down and dissolution, including the timing of the filing of the Certificate of Dissolution. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those implied by forward-looking statements, including that the Company may not realize any meaningful value from any potential sale, license, monetization and/or divestiture of one or more of the Company’s assets and technologies and other risks described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, those risks and uncertainties included in the section entitled “Risk Factors,” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, filed with the SEC on April 22, 2025, in the Company’s Definitive Proxy Statement relating to the Company’s Special Meeting of Stockholders, filed with the SEC on August 11, 2025, and in the Company’s other filings with the SEC. All forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date of this filing. The Company expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Cautionary Information Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s securities is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to actual value realized, if any, by holders of the Company’s securities. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BIOTECHNOLOGY, INC.

Date: September 19, 2025	By:	/s/ Craig Jalbert
Craig R. Jalbert
President